                                                                   Exhibit 10.40



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                    NORDSTROM CREDIT CARD MASTER NOTE TRUST,
                                   as Issuer,

                                       and

                                 NORDSTROM fsb,
                                as Administrator



                            -------------------------

                            ADMINISTRATION AGREEMENT
                            Dated as of April 1, 2002

                            -------------------------




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
                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Section 1.01 Capitalized Terms; Interpretive Provisions...................    2
Section 1.02 Duties of Administrator......................................    2
Section 1.03 Records......................................................    7
Section 1.04 Compensation.................................................    7
Section 1.05 Additional Information to be Furnished to Issuer.............    7
Section 1.06 Independence of Administrator................................    7
Section 1.07 No Joint Venture.............................................    7
Section 1.08 Other Activities of Administrator............................    7
Section 1.09 Term of Agreement; Resignation and Removal of Administrator..    8
Section 1.10 Action upon Termination, Resignation or Removal..............    9
Section 1.11 Notices......................................................    9
Section 1.12 Amendments...................................................   10
Section 1.13 Successors and Assigns.......................................   10
Section 1.14 GOVERNING LAW................................................   11
Section 1.15 Effect of Headings and Table of Contents.....................   11
Section 1.16 Counterparts.................................................   11
Section 1.17 Severability of Provisions...................................   11
Section 1.18 Not Applicable to Nordstrom fsb in Other Capacities..........   11
Section 1.19 Limitation of Liability of Owner Trustee.....................   11
Section 1.20 Third-Party Beneficiary......................................   11
Section 1.21 Nonpetition Covenant.........................................   11
Section 1.22 Successor Administrator......................................   12

                                    EXHIBITS

Exhibit A - Form of Power of Attorney.....................................  A-1

                            ADMINISTRATION AGREEMENT

         This Administration Agreement, dated as of April 1, 2002 (the "Agreement"), is between Nordstrom Credit Card Master Note Trust, as issuer (the "Issuer"), and Nordstrom fsb (the "Bank"), as administrator (in such capacity, the "Administrator").

         WHEREAS, the Issuer has entered into a master indenture, dated as of April 1, 2002 (the "Master Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, as trustee (the "Indenture Trustee"), as supplemented by the series 2002-1 indenture supplement, dated as of April 1, 2002 (the "Series 2002-1 Indenture Supplement", and together with the Master Indenture, the "Indenture"), between the Issuer and the Indenture Trustee to provide for the issuance of asset backed notes (the "Notes") from time to time pursuant to one or more indenture supplements;

         WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes, the issuance of the beneficial ownership interest of the Issuer and transactions related thereto, including (i) the Master Indenture; (ii) the Series 2002-1 Indenture Supplement; (iii) a transfer and servicing agreement, dated as of April 1, 2002 (as amended, supplemented or otherwise modified form time to time, the "Transfer and Servicing Agreement"), among Nordstrom Credit Card Receivables LLC, as transferor (the "Transferor"), the Bank, as servicer (in such capacity, the "Servicer"), the Indenture Trustee and the Issuer and (iv) an amended and restated trust agreement, dated as of April 1, 2002 (as amended, supplemented or otherwise modified form time to time, the "Trust Agreement" and, together with the Master Indenture, the Series 2002-1 Indenture Supplement and the Transfer and Servicing Agreement, as each may be amended, supplemented or otherwise modified form time to time, the "Related Agreements"), between the Transferor, as transferor, and Wilmington Trust Company, as trustee (the "Owner Trustee");

         WHEREAS, pursuant to the Related Agreements, the Issuer and the Owner Trustee are required to perform certain duties in connection with (i) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (ii) the beneficial ownership interest in the Issuer (the holder of such interest being referred to herein as the "Owner");

         WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

         WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         Section 1.01. Capitalized Terms; Interpretive Provisions.

         (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto or incorporated by reference in the Trust Agreement, the Transfer and Servicing Agreement or the Indenture, as the case may be. Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

         "Agreement" has the meaning set forth in the Preamble.

         "Indenture" has the meaning set forth in the Preamble.

         "Master Indenture" has the meaning set forth in the Preamble.

         "Related Agreements" has the meaning set forth in the Preamble.

         "Series 2002-1 Indenture Supplement" has the meaning set forth in the Preamble.

         "Transfer and Servicing Agreement" has the meaning set forth in the Preamble.

         "Trust Agreement" has the meaning set forth in the Preamble.

         (b) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Agreement include all Exhibits hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iv) the term "include" and all variations thereof shall mean "include without limitation", (v) the term "or" shall include "and/or" and (vi) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

         Section 1.02. Duties of Administrator.

         (a) Duties with Respect to the Related Agreements.

         The Administrator shall consult with the Owner Trustee regarding the duties of the Issuer and the Owner Trustee under the Related Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Related Agreements. The Administrator shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, orders, certificates and opinions as shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to any Related Agreement. In addition to the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Master Indenture):

                  (i) the preparation of or obtaining of the documents and instruments required for execution, authentication and delivery of the Notes (whether upon initial issuance, transfer or exchange or otherwise), if any, and delivery of the same to the Indenture Trustee (if applicable) (Sections 2.03, 2.05, 2.06, 2.12(c) or 2.15);

                  (ii) the duty to cause the Note Register to be kept, to appoint a successor Transfer Agent and Registrar, if necessary, and to give the Indenture Trustee notice of any appointment of a new Transfer Agent and Registrar and the location, or change in location, of the Note Register (Section 2.05);

                  (iii) the furnishing of the Indenture Trustee, the Servicer, any Noteholder or the Paying Agent with the names and addresses of Noteholders after receipt of a written request therefor from the Indenture Trustee, the Servicer, any Noteholder or the Paying Agent, respectively, or as otherwise specified in the Indenture (Sections 2.09(a), 2.10 and 7.01);

                  (iv) the preparation of an Issuer Request regarding cancellation of any Notes. (Section 2.10);

                  (v) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.11);

                  (vi) the duty to cause the Issuer to maintain an office or agency within the City of Minneapolis, State of Minnesota (and as otherwise set forth in an Indenture Supplement) and to give the Indenture Trustee and the Noteholders notice of the location, or change in location, of such office or agency (Section 3.02);

                  (vii) the duty to direct the Indenture Trustee to deposit with any Paying Agent the sums specified in the Indenture and the preparation of an Issuer Order directing the investment of such funds in Eligible Investments (Section 3.03);

                  (viii) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                  (ix) the direction to Paying Agents to pay to the Indenture Trustee all sums held in trust by such Paying Agents (Section 3.03);

                  (x) the duty to cause the Issuer to keep in full effect its existence, rights and franchises as a Delaware business trust and the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other related instrument and agreement (Section 3.04);

                  (xi) the preparation of all supplements, amendments, financing statements, continuation statements, if any, instruments of further assurance and other instruments necessary to protect, maintain and enforce the Collateral (Section 3.05);

                  (xii) the obtaining of the Opinion of Counsel on the Series Issuance Date and the annual delivery of Opinions of Counsel s to the Collateral (Section 3.06);


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
                  (xiii) the identification to the Indenture Trustee in an Officer's Certificate of a Person with whom the Issuer has contracted to assist it in performing its duties under the Indenture (Section 3.07(b));

                  (xiv) the duty to cause the Issuer to punctually perform and observe all of the obligations and agreements contained in the Indenture and the other Transaction Documents and in the instruments and agreements relating to the Collateral, including filing or causing to be filed all UCC financing Statements required to be filed by the terms of the Indenture and the Transfer and Servicing Agreement in accordance with and in the applicable time periods (Section 3.07(c));

                  (xv) causing the delivery of notice by the Indenture Trustee to the Rating Agencies of the occurrence of any Servicer Default of which the Issuer has knowledge and the action, if any, being taken in connection with such default (Section 3.07(d));

                  (xvi) the delivery of any computer files or microfiche lists of Accounts that the Issuer has received from the Transferor pursuant to the Transfer and Servicing Agreement (Section 3.07(g));

                  (xvii) the delivery to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer of an Officer's Certificate with respect to various matters relating to compliance with the Indenture (Section 3.09);

                  (xviii) the preparation and obtaining of documents, certificates, opinions and instruments required in connection with the consolidation or merger by the Issuer with or into any other Person or the sale of the Issuer's assets substantially as an entirety to any Person (Section 3.10);

                  (xix) the delivery of notice to the Indenture Trustee and each Rating Agency of (1) each Event of Default, (2) each default by the Servicer or the Transferor under the Transfer and Servicing Agreement,
         (3) each default by a Seller under a Receivables Purchase Agreement and
         (4) any action taken by the Indenture Trustee pursuant to Section 5.05 of the Master Indenture (Section 3.19);

                  (xx) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation and delivery of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

                  (xxi) the compliance with any directive of the Indenture Trustee with respect to the sale of the Collateral if an Event of Default shall have occurred and be continuing and the Notes have been accelerated (Section 5.05);

                  (xxii) the preparation and delivery of an Officer's Certificate to be delivered to the Indenture Trustee and the deliverance of such Officer's Certificate to the Noteholders (Section 6.03(b));

                  (xxiii) the removal of the Indenture Trustee, if necessary and in compliance with the Indenture, and the appointment of a successor (Section 6.08);

                  (xxiv) the preparation and delivery of various reports to be filed with the Indenture Trustee and the Commission, as applicable (Section 7.03);

                  (xxv) the preparation of an Issuer Order and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral (Sections
         8.09 and 8.10);

                  (xxvi) the preparation and delivery of Issuer Orders, agreements, certificates, instruments, consents and other documents and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures (Sections 3.07(f), 10.01, 10.02 and 10.03);

                  (xxvii) the execution of new Notes conforming to any supplemental indenture (Section 10.06);

                  (xxviii) in connection with a Defeasance, compliance with the provisions of Section 11.04 of the Master Indenture (Section 11.04);

                  (xxix) the preparation of all Officers' Certificates, Opinions of Counsel and, if necessary, Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 12.01(a));

                  (xxx) the preparation and delivery of Officers' Certificates and the obtaining of Independent Certificates, if necessary, in connection with the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of property from the lien of the Indenture (Section 12.01(b));

                  (xxxi) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 12.06); and

                  (xxxii) compliance with the provisions of the Transfer and Servicing Agreement, Indenture Supplement and Trust Agreement applicable to the Issuer.

         (b) Additional Duties.

                  (i) In addition to the duties of the Administrator set forth above, but subject to Sections 1.02(c)(ii) and 1.06, the Administrator shall perform all duties and obligations of the Issuer under the Related Agreements and shall perform such calculations and shall prepare for execution by the Issuer and shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements and shall administer the Trust in the interest of the holders of the Notes and the Transferor Certificates and at the request of the Issuer shall take all appropriate action that is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. Subject to Sections 1.02(c)(ii) and 1.06, and in accordance with the directions of the Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

                  (ii) The Administrator shall perform any duties expressly required to be performed by the Administrator under the Trust Agreement.

                  (iii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

                  (iv) It is the intention of the parties hereto that the Administrator shall, and the Administrator hereby agrees to, prepare, file and deliver on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements. In furtherance thereof, the Owner Trustee shall, on behalf of the Issuer, execute and deliver to the Administrator and its agents, and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions.

         (c) Non-Ministerial Matters.

                  (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Transferor of the proposed action and the Transferor shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                           (A) the amendment of or any supplement to the
                  Indenture;

                           (B) the initiation of any claim or lawsuit by the
                  Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection or enforcement of the Collateral);

                           (C) the amendment, change or modification of the
                  Related Agreements;

                           (D) the appointment of each successor Transfer Agent
                  and Registrar, each successor Paying Agent and each successor Indenture Trustee pursuant to the Indenture or the appointment of successor Administrators, or the consent to the assignment by each of the Transfer Agent and Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                           (E) the removal of the Indenture Trustee.

                  (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not,
         (A) make any payments from its own funds to the Noteholders, the Owner or any other Person under the Related Agreements, (B) sell the Collateral pursuant to Section 5.05 of the Master Indenture other than pursuant to a written directive of the Indenture Trustee or (C) take any other action that the Issuer directs the Administrator not to take on its behalf.

         Section 1.03. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Owner Trustee, the Indenture Trustee, the Servicer and the Transferor at any time during normal business hours.

         Section 1.04. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement, the Administrator shall be entitled to $100 per month which shall be payable in accordance with Section 3.01(e) of the Transfer and Servicing Agreement. The Transferor shall be responsible for payment of the Administrator's fees (to the extent not paid pursuant to Section 3.01(e) of the Transfer and Servicing Agreement).

         Section 1.05. Additional Information to be Furnished to Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

         Section 1.06. Independence of Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

         Section 1.07. No Joint Venture. Nothing contained in this Agreement shall (i) constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         Section 1.08. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such Person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

         Section 1.09. Term of Agreement; Resignation and Removal of Administrator.

         (a) This Agreement shall continue in force until the termination of the Issuer, upon which event this Agreement shall automatically terminate.

         (b) Subject to Sections 1.09(e) and (f), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

         (c) Subject to Sections 1.09(e) and (f), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

         (d) Subject to Sections 1.09(e) and (f), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                  (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within 30 days (or, if such default cannot be cured in such time, shall not give within 30 days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                  (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                  (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors, shall admit in writing its inability to pay its debts generally as they become due or shall fail generally to pay its debts as they become due.

         The Administrator agrees that if any of the events specified in clause
(ii) or (iii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event.

         (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

         (f) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

         Section 1.10. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 1.09(a) or the resignation or removal of the Administrator pursuant to Sections 1.09(b), (c) or (d), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it pursuant to Section 1.04 of this Agreement and Section 3.01(e) of the Transfer and Servicing Agreement to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 1.09(a) deliver to the Transferor all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Sections 1.09(b), (c) or (d), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

         Section 1.11. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

         If to the Issuer or the Owner Trustee, to

                  Nordstrom Credit Card Master Note Trust
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware  19890-0001
                  Attention:  Corporate Trust Administration
                  (facsimile no. (302) 636-4140)

         If to the Administrator, to

                  Nordstrom fsb
                  7320 East Butherus Drive, Suite 100
                  Scottsdale, Arizona  85260-2438
                  (facsimile no. (303) 397-4488)

         If to the Indenture Trustee, to

                  Wells Fargo Bank Minnesota, National Association Wells Fargo Corporate Trust
                  Asset Backed Securities
                  625 Marquette Avenue, MAC N9311-161
                  Minneapolis, Minnesota  55480
                  (facsimile no. (612) 667-3464)

         If to the Transferor, to

                  Nordstrom Credit Card Receivables LLC
                  13531 East Caley Avenue
                  Englewood, Colorado  80111
                  (facsimile no. (303) 397-4488)
or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if personally delivered at, mailed by registered mail, return receipt requested, or sent by facsimile transmission, as provided above.

         Section 1.12. Amendments. This Agreement may be amended from time to time, by a written amendment duly executed and delivered by the Issuer and the Administrator, as acknowledged and accepted by the Transferor, with the written consent of the Owner Trustee (as such and in its individual capacity), without the consent of any of the Noteholders or the Owner, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Noteholders or Owner; provided, however, that (i) such amendment will not, as evidenced by an Officer's Certificate of the Administrator addressed and delivered to the Owner Trustee, materially and adversely affect the interests of any Noteholder or the Owner and (ii) the Rating Agency Condition will have been satisfied with respect to such amendment.

         This Agreement may also be amended from time to time, by a written amendment duly executed and delivered by the Issuer, the Administrator and the Transferor, with the written consent of the Owner Trustee (as such and in its individual capacity), the Noteholders evidencing not less than a majority in the Outstanding Amount and the Owner, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of Noteholders or the Owner; provided, however, that, without the consent of the Holders of all of the Notes then Outstanding, no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid portion of the Outstanding Amount of the Notes of all Series, the Holders of which are required to consent to any such amendment.

         Prior to the execution of any such amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to each Rating Agency. Promptly after the execution of any such amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee.

         It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 1.13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Transferor and the Owner Trustee (as such and in its individual capacity) and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, upon notice to the Rating Agencies, this Agreement may be assigned by the Administrator without the consent of the Issuer, the Transferor, the Owner Trustee or the Rating Agencies to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the

Administrator, provided that such successor organization executes and delivers to the Issuer, the Transferor and the Owner Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

         Section 1.14. GOVERNING LAW. THIS AGREEMENT AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 1.15. Effect of Headings and Table of Contents. The headings herein and Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 1.16. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

         Section 1.17. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

         Section 1.18. Not Applicable to Nordstrom fsb in Other Capacities. Nothing in this Agreement shall affect any obligation Nordstrom fsb may have in any other capacity, other than as Administrator.

         Section 1.19. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been signed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations hereunder, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         Section 1.20. Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

         Section 1.21. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, to the fullest extent permitted by law, the Administrator shall not at any time with respect to the Issuer or the Transferor acquiesce, petition or otherwise invoke or cause the Issuer or the Transferor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Transferor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Transferor or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Issuer or the Transferor; provided, however, that this Section shall not operate to preclude any remedy described in Article Five of the Master Indenture.

         Section 1.22. Successor Administrator. In the event of a servicing transfer pursuant to Article Seven of the Transfer and Servicing Agreement, the successor servicer under the Transfer and Servicing Agreement shall, upon the date of such servicing transfer, become the successor Administrator hereunder. "Administrator" shall mean initially Nordstrom fsb and thereafter its permitted successor and assigns as provided in Section 1.13 or any successor Administrator as provided in this Section.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        NORDSTROM CREDIT CARD MASTER NOTE TRUST, as Issuer

                                        By:  WILMINGTON TRUST COMPANY,
                                             not in its individual capacity,
                                             but solely as Owner Trustee

                                        By:  /s/ James P. Lawler
                                             -----------------------------------
                                             Name: James P. Lawler
                                             Title: Vice-President

                                        NORDSTROM fsb,
                                        as Administrator

                                        By:  /s/ Denny D. Dumler
                                             -----------------------------------
                                             Name: Denny D. Dumler
                                             Title: President

Acknowledged and Accepted:

NORDSTROM CREDIT CARD RECEIVABLES LLC,
as Transferor

By:  /s/ Kevin T. Knight
     -----------------------------------
     Name: Kevin T. Knight
     Title: President

                                                                       EXHIBIT A

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Nordstrom Credit Card Master Note Trust, a Delaware business trust (the "Trust"), does hereby make, constitute and appoint Nordstrom fsb, as Administrator under the Administration Agreement (as defined below), and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Trust all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Related Agreements, including, without limitation, to appear for and represent the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Trust could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term "Administration Agreement" means the administration agreement, dated as of April 1, 2002, between the Trust and Nordstrom fsb, as administrator (the "Administrator"), as amended from time to time.

         This power of attorney is coupled with an interest and shall survive and not be affected by the subsequent bankruptcy or dissolution of the Trust.

         All powers of attorney for this purpose heretofore filed or executed by the Trust are hereby revoked.

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Administration Agreement.

         EXECUTED this      day of       , 2002.
                       ----        ------

                                        NORDSTROM CREDIT CARD MASTER NOTE TRUST

                                        By:     WILMINGTON TRUST COMPANY,
                                                not in its individual capacity
                                                but solely as Owner Trustee

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                       A-1